Exhibit 10.2

                     AMENDMENT NO. 1 TO CONSULTING AGREEMENT


         AGREEMENT (this "Agreement"), made as of the 10th day of October, 1997, by and between Ikon Ventures, Inc., a Nevada corporation, with offices at 570 Lexington Avenue, New York, New York 10022 (the "Company") and Sigma Limited, S.A., a corporation organized under the laws of Switzerland, with offices at Rue-Fritz- Courvoisier 40, 2300 La Chaux-de-Fonds, Switzerland ("Consultant").

                              W I T N E S S E T H:

         WHEREAS, the Company and Consultant entered into a consulting agreement dated July 1, 1997 (the Consulting Agreement");

         WHEREAS, the Company and Consultant desire to amend the Consulting Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Company and Consultant agree as follows:

         1. Paragraph 3 of the Consulting Agreement is hereby amended to reflect that, commencing as of October 1, 1997, the Base Fee (as defined in the Consulting Agreement) shall be equal to $147,000.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              IKON VENTURES, INC.



                                              By:  /s/  Brian Copsey
                                                 _______________________________
                                                 Name:  Brian Copsey
                                                 Title:  Chief Financial Officer



                                              SIGMA LIMITED, S.A.



                                              By:  /s/  Ian Rice
                                                  ______________________________
                                                  Name:  Ian Rice
                                                  Title: